Supplement dated October 17, 2025

to the Prospectuses, Initial Summary Prospectuses, and Updating Summary Prospectuses,

each dated April 28, 2025 (each a “Prospectus”), as supplemented, for:

Apex VUL®

On or prior to April 19, 2024, issued by Massachusetts Mutual Life Insurance Company in all states.

After April 19, 2024, issued by Massachusetts Mutual Life Insurance Company in California and New York

and by C.M. Life Insurance Company in all other states.

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This Supplement amends certain information in the above-referenced Prospectuses. Capitalized terms used in this Supplement are defined in your Prospectus unless otherwise defined here.

Plan of Liquidation of the Vest US Large Cap 10% Buffer Strategies VI Fund(1)

On October 1, 2025, the Board of Trustees of World Funds Trust approved a Plan of Liquidation for the Vest US Large Cap 10% Buffer Strategies VI Fund (the “Fund”). The Fund is expected to liquidate on or about December 15, 2025 (the “Liquidation Date”).

Closure of the Fund to New Investments

Effective October 24, 2025, the Fund will be closed to new investors.

If you do not have any Account Value allocated to the Separate Account Division investing in the Fund (the “Vest Division”) as of that date, you may not allocate any premium payments to the Vest Division or make any fund transfers into the Vest Division.

Closure of the Fund to Subsequent Investments

Effective December 1, 2025, the Fund will be closed to subsequent investments.

If you have Account Value allocated to the Vest Division as of December 1, 2025, you may no longer allocate any premium payments to the Vest Division or make any fund transfers into the Vest Division.

If you use the Vest Division as part of your Portfolio Rebalancing Program or Dollar Cost Averaging Program, your program may terminate unless you remove the Vest Division as an investment choice in the program prior to that date.

Prior to the Liquidation Date, we will provide you with further information about what will happen if you have Account Value invested in the Vest Division as of that date.

If you have questions about this supplement, or want to discuss how to reallocate your Account Value invested in the Vest Division prior to the Liquidation Date, you may contact your registered representative, visit us online at www.MassMutual.com/contact-us, or call our Administrative Office at (800) 272-2216, 8 a.m.–8 p.m. Eastern Time.

For more information about the funds, read the fund prospectus. Prospectuses are available on our website at www.MassMutual.com.

(1)	The Vest Fund/Division is only available for policies issued after April 19, 2024. This fund is not available for policies issued in New York.

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